UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) September 3, 2014

Key Tronic Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11559	91-0849125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road, Spokane Valley, Washington		99216
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (509) 928-8000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Stock Purchase Agreement

On September 3, 2014, Key Tronic Corporation (“Key Tronic”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with CDR Manufacturing, Inc. (d/b/a Ayrshire Electronics) (“CDR”) and CDR’s shareholders. Pursuant to the Purchase Agreement, Key Tronic completed the acquisition of 100% of the equity of CDR (the “Acquisition”), resulting in CDR becoming a wholly owned subsidiary of Key Tronic. CDR provides printed circuit board assembly and other electronic manufacturing services to a diversified customer base through manufacturing facilities operated by CDR or its subsidiaries in Minnesota, Arkansas, Mississippi, and Kentucky and through a maquiladora facility in Mexico. The Acquisition was consummated on September 3, 2014.

The total consideration paid by Key Tronic in the Acquisition was approximately $48.7 million in cash (inclusive of a working capital adjustment that will be finalized post-closing), of which a portion was used to repay certain indebtedness of CDR and to pay certain transaction costs of CDR and/or its shareholders. Approximately $1.0 million of the purchase price was deposited in a third-party escrow to cover post-closing working capital adjustments and certain indemnification obligations of the CDR shareholders under the Purchase Agreement. Key Tronic used cash on hand and borrowings under the Amended and Restated Credit Agreement with Wells Fargo Bank, National Association (described below). Prior to the execution of the Purchase Agreement, there was no material relationship between Key Tronic (or any Key Tronic affiliated person or party) and CDR or any of its shareholders.

The Purchase Agreement includes representations and warranties of CDR and its shareholders and Key Tronic, as well as other terms, that are customary for transactions of this type, non-compete and related covenants from CDR’s shareholders, and certain provisions relating to indemnification for breaches of representations and warranties in the Purchase Agreement and other specific indemnity items. The foregoing description of the Purchase Agreement is a summary, does not purport to be a complete description of the Purchase Agreement, and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Amended and Restated Credit Agreement

On September 3, 2014, Key Tronic entered into an Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”), a First Replacement Revolving Line of Credit Note (the “Revolving Note”) and a Term Note (the “Term Note”) with Wells Fargo Bank, National Association (the “Lender”). The Amended and Restated Credit Agreement amends and restates in its entirety the Credit Agreement dated as of August 19, 2009 and all modifications thereto (the “Previous Credit Agreement”) and the Revolving Note replaces in its entirety the Revolving Line of Credit Note dated as of August 19, 2009 and all modifications thereto.

The Amended and Restated Credit Agreement amends the Previous Credit Agreement to extend the maturity date of Key Tronic’s revolving line of credit facility of up to $30.0 million evidenced by the Revolving Note until August 31, 2019 and adds a term loan of $35.0 million, evidenced by the Term Note. The outstanding principal balance of the Term Note bears interest at a fixed rate per annum of the daily one month London Interbank Offered Rate (LIBOR) plus 1.75%, 2.00% or 2.25% depending on the ratio of Key Tronic’s funded debt to EBITDA, except that the Term Note will bear interest at LIBOR plus 2.00% from September 3, 2014 through December 14, 2014 regardless of Key Tronic’s cash flow leverage ratio. Principal on the Term Note is payable in equal quarterly installments of $1.25 million commencing December 15, 2014 and continuing through June 15, 2019, with a final installment of all remaining unpaid principal due on August 31, 2019. At Key Tronic’s option, the Revolving Note bears interest at the Lender’s prime rate or LIBOR plus 1.75%, 2.00% or 2.25% depending on the ratio of Key Tronic’s funded debt to EBITDA. Accrued interest on the Revolving Note is payable on a monthly basis or at other intervals specified in the Revolving Note depending on the interest option selected by Key Tronic. Subject to the terms and conditions under the Revolving Note, Key Tronic may from time to time borrow, partially or wholly repay borrowings and reborrow amounts under the Revolving Note, which matures on August 31, 2019.

On September 3, 2014, Key Tronic used the proceeds from the Term Note ($35 million), borrowings under the Revolving Note ($13 million), and cash on hand to complete the Acquisition described above. Prior to that time, Key Tronic had approximately $9.5 million in outstanding borrowings under the Previous Credit Agreement.

The Amended and Restated Credit Agreement includes representations and warranties, conditions, affirmative covenants, negative covenants and events of default customary for this transactions of this type and similar in nature to those of the Previous Credit Agreement. The foregoing is only a summary of the Amended and Restated Credit Agreement, does not purport to be a complete description of the Amended and Restated Credit Agreement, Revolving Note or Term Note and is qualified in its entirety by reference to the Amended and Restated Credit Agreement and forms of Revolving Note and Term Note, copies of which are filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 above under the heading “Stock Purchase Agreement” is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above under the heading “Amended and Restated Credit Agreement” is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 3, 2014, Key Tronic issued a press release announcing the execution of the Purchase Agreement. A copy of that press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial statements of business acquired.
To be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
(b)    Pro forma financial information.
To be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
(d)    Exhibits:

EXHIBIT NUMBER	DESCRIPTION
2.1	Stock Purchase Agreement by and among Key Tronic Corporation, CDR Manufacturing, Inc. and the Sellers signatory thereto, dated as of September 3, 2014
10.1	Amended and Restated Credit Agreement by and between Key Tronic Corporation and Wells Fargo Bank, National Association, dated as of September 3, 2014
10.2	First Replacement Revolving Line of Credit Note dated as of September 3, 2014
10.3	Term Note dated as of September 3, 2014
99.1	Press release dated September 3, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION (Registrant)
Date: September 9, 2014

	By:	/s/ Ronald F. Klawitter
Ronald F. Klawitter, Executive Vice President of Administration, CFO and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
2.1	Stock Purchase Agreement by and among Key Tronic Corporation, CDR Manufacturing, Inc. and the Sellers signatory thereto, dated as of September 3, 2014
10.1	Amended and Restated Credit Agreement by and between Key Tronic Corporation and Wells Fargo Bank, National Association, dated as of September 3, 2014
10.2	First Replacement Revolving Line of Credit Note dated as of September 3, 2014
10.3	Term Note dated as of September 3, 2014
99.1	Press release dated September 3, 2014